Proposal for profit appropriation	12 Months Ended
Dec. 31, 2025
Disclosure Of Proposal Profit Appropriation [line items]
Proposal for profit appropriation
26 Proposal for profit appropriation
Aegon aims to pay a sustainable dividend to allow equity investors to participate in the company’s performance. The Board of Directors will, in the absence of unforeseen circumstances, propose a final dividend for 2025 of EUR 0.21 per common share and EUR 0.00525 per common share B at the Annual General Meeting of Shareholders to be held on June 10, 2026. If approved, and in combination with the interim dividend of EUR 0.19 per share paid over the first half of 2025, Aegon’s total dividend over 2025 will amount to EUR 0.40 per common share.
If the proposed dividend is approved by shareholders, Aegon’s shares will be quoted ex-dividend
on the New York Stock Exchange and also on Euronext Amsterdam on June 12, 2026. The record date for the dividend will be June 15, 2026, and the dividend will be payable from July 6, 2026.

	2025	2024

Final dividend on common shares	318	303

To be added to retained earnings	659	385

Net result attributable to owners of Aegon Ltd.	977	688